                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                                January 29, 2002
                            (Date of report/date of
                            earliest event reported)


           ---------------------------------------------------------
                           SKY FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)
           ---------------------------------------------------------



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             Ohio                       001-14473             34-1372535
  (State or other jurisdiction         (Commission          (IRS Employer
       of incorporation)               File Number)       Identification No.)
-------------------------------------------------------------------------------


                            221 South Church Street
                           Bowling Green, Ohio 43402
                    (Address of principal executive offices)



                                 (419) 327-6300
                        (Registrant's telephone number)



                                      N/A
                        (Former name or former address,
                         if changed since last report)
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Item 5.  Other Events.

On January 30, 2002, the registrant announced its acquisition of Celaris Group, Inc., a full-service insurance agency specializing in commercial and personal insurance services, financial services and group benefits for businesses.

The acquisition was consummated on January 29, 2002.



Item 7.  Financial Statements and Exhibits.

     Exhibit 99.1 Text of press release, dated January 30, 2002, issued by the registrant.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SKY FINANCIAL GROUP, INC.


Date: February 13, 2002             By: /s/ W. Granger Souder, Jr.
                                        ----------------------------
                                        W. Granger Souder, Jr.
                                        Executive Vice President and
                                        General Counsel